MONTHLY NOTEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                  SERIES 2003-A

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Pursuant  to the Master  Indenture,  dated as of July 1, 2002  between the FNANB
Credit Card Master Note Trust, as Issuer ("the "Issuer"), and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture Trustee"), and acknowledged and agreed to by First North American National Bank, as Servicer (the "Servicer"),
and  DC  Funding  International,   Inc.  ("DC  Funding"),   as  Transferor,   as
supplemented by the Series 2003-A Indenture Supplement dated as of [ May , 2003] between the Issuer and the Indenture Trustee and acknowledged and agreed to by
the  Servicer,   and  DC  Funding,  as  Transferor  (as  so  supplemented,   the
"Indenture"), the Servicer is required to report certain information each month relating to the Issuer and the Series 2003-A Notes. The information with respect to the applicable Distribution Date and Collection Period is set forth below.

Collection Period Ending                                 June 30, 2003
Determination Date                                        July 8, 2003
Distribution Date                                        July 15, 2003

                                                           --------
Class A Accumulation Period ("Y" or "N")?                     N
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                                                           --------
Class B Accumulation Period ("Y" or "N")?                     N
                                                           --------
                                                           --------
Early Amortization Period ("Y" or "N")?                       N
                                                           --------
                                                           --------
Class B Investor Amount paid in full ("Y" or "N")?            N
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


MASTER TRUST INFORMATION

Receivables

  1.       The aggregate amount of Receivables less all Receivables
           in Charged-Off Accounts as of the end of the last day of
           the Collection Period was equal to:                                                       $ 1,498,817,831.79

  2.       The aggregate amount of Principal Receivables as of the
           end of the last day of the Collection Period (not including
           reduction for Discount Receivables) was equal to:                                         $ 1,464,744,630.03

  3.       The average Discount Percentage for the Collection Period:                                             2.00%

  4.       The aggregate amount of Discount Option Receivables as of
           the end of the last day of the Collection Period was equal to:                            $    29,294,892.60

  5.       The aggregate amount of Principal Receivables as of the
           end of the last day of the Collection Period (including
           reduction for Discount Receivables) was equal to:                                         $ 1,435,449,737.43

  6.       The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
           increase for Discount Receivables) was equal to:                                          $    34,073,201.76

  7.       The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
           increase for Discount Receivables) was equal to:                                          $    63,368,094.36

  8.       The average amount of Receivables for the Collection
           Period was equal to:
           a. Average Principal Receivables (including reduction for
              Discount Option Receivables)                                                           $ 1,439,590,614.99
           b. Average Total Receivables                                                              $ 1,502,258,465.52

  9.       The Transferor Amount as of the end of the last day of the
            Collection Period:                                                                       $    23,709,737.43

  10.      Minimum Transferor Amount required as of end of last day of Collection Period:            $             0.00

  11.      The aggregate amount of Principal Charge-Offs for the
           Collection Period (including reduction for Discount
           Option Receivables) was equal to:                                                         $    18,191,946.34

  12.      The aggregate amount of Finance Charge Charge-Offs
           for the Collection Period (including increase for
           Discount Option Receivables) was equal to:                                                $     3,640,394.43

  13.      The Excess Funding Account Balance as of the end of the
           last day of the Collection Period                                                         $             0.00

  Collections

  14.      The aggregate amount of Principal Collections for the
           Collection Period was equal to:
           a.)  Collection of Principal Receivables:                                                 $    94,641,742.30
           b.)  Discount Receivable Collections:                                                     $    (1,892,834.85)
                                                                                                     ------------------
           c.) Total Principal Receivable Collections:                                               $    92,748,907.45

  15.      The aggregate amount of Finance Charge Collections for the
           Collection Period was equal to:
           a.)  Collection of Finance Charge Receivables                                             $    23,671,397.02
           b.)  Interchange Amount                                                                   $     1,386,933.61
           c.)  Discount Receivable Collections                                                      $     1,892,834.85
                                                                                                     ------------------
           d.)  Total Finance Charge Receivable Collections                                          $    26,951,165.47

  16.      The aggregate amount of interest earnings (net of losses
           and investment expenses) on the Excess Funding
           Account for the Collection Period:                                                        $             0.00

  17.      The aggregate amount of Recoveries for the relevant Collection Period                     $     2,431,709.17

  18.      The aggregate amount of Collections processed for the
           Collection Period:                                                                        $   122,131,782.10

  Invested Amounts

  19.      The 2001-B Net Investment at the end of the last day of the
           Collection Period was equal to:
           a.  Class A-1 Invested Amount                                                             $   130,600,000.00
           b.  Class A-2 Invested Amount                                                             $   115,600,000.00
           c.  Class B Invested Amount                                                               $   115,900,000.00
                                                                                                     ------------------
           d.  Total                                                                                 $   362,100,000.00

  20.      The average amount of the 2001-B Net Investment for the
           Collection Period was equal to:
           a.  Class A-1 Invested Amount                                                             $   130,600,000.00
           b.  Class A-2 Invested Amount                                                             $   120,600,000.00
           c.  Class B Invested Amount                                                               $   118,300,000.00
                                                                                                     ------------------
           d.  Total                                                                                 $   369,500,000.00

  21.      The 2002-A Net Investment at the end of the last day of the
           Collection Period was equal to:
           a.  Class A                                                                               $   415,950,000.00
           b.  Class B                                                                               $    83,690,000.00
                                                                                                     ------------------
           c.  Total                                                                                 $   499,640,000.00

  22.      The average amount of the 2002-A Net Investment for the
           Collection Period was equal to:
           a.  Class A                                                                               $   415,950,000.00
           b.  Class B                                                                               $    83,690,000.00
                                                                                                     ------------------
           c.  Total                                                                                 $   499,640,000.00

  23.      The 2003-A Net Investment at the end of the last day of the
           Collection Period was equal to:
           a.  Class A                                                                               $   423,500,000.00
           b.  Class B                                                                               $   126,500,000.00
                                                                                                     ------------------
           c.  Total                                                                                 $   550,000,000.00

  24.      The average amount of the 2003-A Net Investment for the
           Collection Period was equal to:
           a.  Class A                                                                               $   423,500,000.00
           b.  Class B                                                                               $   126,500,000.00
                                                                                                     ------------------
           c.  Total                                                                                 $   550,000,000.00

  25.      The aggregate Invested Amount across all series of Investor
           Certificates outstanding as of the end of the last day of the
           Collection Period:                                                                        $ 1,411,740,000.00

  Series 2003-A Allocation Percentages

  26.      The Fixed Allocation Percentage with respect to the Collection Period:                    %            0.00%

  27.      The Floating Allocation Percentage with respect to the Collection Period:                 %           37.85%

  Allocation of Collections

  28.      The Series 2003-A allocation of Collections of Principal
           Receivables for the Collection Period:                                                         38,283,530.21


  29.      The Series 2003-A allocation of Collections of Finance
           Charge Receivables for the Collection Period:                                             $    11,598,726.99

  Portfolio Yield and Delinquencies

  30.      The Portfolio Yield for the Collection Period:                                            %            9.38%

  31.      The 3-month average Portfolio Yield for the three most recent
           Collection Periods:                                                                       %            9.38%

  32.      The Base Rate for the Collection Period:                                                  %            3.60%

  33.      The 3-month average Base Rate for the three most recent
           Collection Periods:                                                                       %            3.60%

  34.      The 3-month average Portfolio Adjusted Yield:                                             %            5.79%

  35.      The amount of Shared Excess Finance Charge Collections
           allocable to Series 2003-A with respect to any Finance Charge
           Shortfall in such Series for the Collection Period:                                       $             0.00

  36.      The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
           (a) Delinquent 31 to 60 days                                                              $    35,203,661.80
           (b) Delinquent 61 to 90 days                                                              $    25,735,089.12
           (c) Delinquent 91 days or more                                                            $    54,255,978.27

  Determination of Monthly Interest

  37.      Class A Monthly Interest:
                            a.  Class A Monthly Interest                                             $       947,463.61
                            b.  Funds allocated and available to pay Class A
                                 Monthly Interest for the Collection Period                          $    11,614,220.50
                            c.  Class A Interest Shortfall                                           $             0.00
                            d.  Class A Additional Interest                                          $             0.00

  38.      Class B Monthly Interest:
                            a.  Class B Monthly Interest                                             $     1,483,669.31
                            b.  Funds allocated and available to pay Class B
                                 Monthly Interest for the Collection Period                          $     2,635,478.76
                            c.  Class B Interest Shortfall                                           $             0.00
                            d.  Class B Additional Interest                                          $             0.00

  Determination of Monthly Principal

  39.      Class A Monthly Principal (pursuant to section 4.4a):
                         (X)a.  Available Principal Collections with respect to such
                                Distribution Date (including Shared Principal Collections):          $             0.00
                         (Y)a.  Controlled Accumulation Amount                                       $             0.00
                            b.  Deficit Controlled Accumulation Amount (prior period)                $             0.00
                                                                                                     ------------------
                            c.  Controlled Deposit Amount (sum a + b)                                $             0.00
                         (Z)a.  Class A Invested Amount (including Principal Collections
                            transferred to the Principal Funding Account)                                423,500,000.00

           Class A Monthly Principal (the least of w,x,y,z)                                          $             0.00

  40.      Class B Monthly Principal (pursuant to section 4.4b)
           (distributable only after payout of Class A)
                         (X)a.  Available Principal Collections with respect to such
                                Distribution Date:                                                   $             0.00
                         (Y)a.  Invested Amount                                                      $   126,500,000.00

           Class B Monthly Principal (the least of x,y)                                              $             0.00

  Available Funds

  41.      Available Funds
                            a.  Total Finance Charge allocation                                      $    11,598,726.99
                            b.  The amount of Principal Funding Investment Proceeds, Reserve
                                Account Investment Proceeds, and Spread Accout
                                Investment Proceeds for such prior Collection Period                 $        15,493.51
                            c.  Any amount of Reserve Account withdrawn and
                               included in Available Funds                                           $             0.00
                            d.  Available Funds (sum a-c)                                            $    11,614,220.50

  Reallocated Principal Collections

  42.      Class B Subordinated Principal Collections (to the extent                                 $             0.00
           needed to fund Required Amounts)

  43.      Principal Reallocation Amount                                                             $             0.00

  44.      Reallocated Principal Collections applied to Class A Monthly Interest Shortfall           $             0.00

  45.      Reallocated Principal Collections applied to the Investor Monthly Servicing Fee                         0.00

  Investor Default Amounts

  46.      Aggregate Investor Default Amount                                                         $     6,883,189.80

  Allocable Amounts for Series 2003-A

  47.      The Allocable Amount for Series 2003-A as of the end of the
           Collection Period (Investor Default Amount + Series 03-A Adjust Amount)                   $     6,883,189.80

  Required Amounts for Series 2003-A

  48.      Class A Required Amount
                         (a)  i.  Class A Monthly Interest for current Distribution
                                  Date                                                               $       947,463.61
                             ii.   Class A Monthly Interest previously due but not
                                  paid                                                               $             0.00
                            iii.   Class A Additional Interest for prior Collection Period
                                  or previously due but not paid                                     $             0.00
                         (b)      Available Funds and Shared Exess Finance Charge Collections        $
                                  allocated to 2003-A                                                     11,614,220.50
                           --------------------------------------------------------------------------------------------
                                  Class A Required Amount (sum of i-iii minus b)                     $             0.00

  Investor Charge-Offs

  49.      The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount
                            a.  Class A                                                              $             0.00
                            d.  Class B                                                              $             0.00

  50.      The aggregate amount of Class B Investor Charge-Offs                                      $             0.00

  Servicing Fee

  51.      Servicing Fee for the Collection Period                                                   $     1,008,333.33

  Reserve Account

  52.      Lowest historical 3-month Portfolio Adjusted Yield
           (must be > 4%, or line 57 will adjust accordingly)                                        %            5.79%

  53.      Reserve Account Funding Date (based on line 56)                                                      2/15/05

  54.      Required Reserve Account Amount (after the Reserve Account
           Funding Date, 0.5% times the Class A Adjusted Invested Amount)                            $             0.00

  55.      Covered Amount                                                                            $             0.00

  56.      Available Reserve Account Amount
                            a.  Reserve Draw Amount                                                  $             0.00
                            b.  Amount of deposit in the Reserve Account on the
                                 Distribution Date                                                   $             0.00
                            c.  Reserve Account Investment Proceeds                                  $             0.00
                            d.  Amount on deposit in the Reserve Account at end of relevent
                                 Due Period less Investment Proceeds                                 $             0.00
                            e.  Required Reserve Account Amount                                      $             0.00
                            f.  Available Reserve Account Amount (after Reserve Draw)                $             0.00
                            g.  Required Reserve Account Deposit on Distribution Date                $             0.00
                            h.  Reserve Account Surplus on Distribution Date                         $             0.00

  Principal Funding Account

  57.      Principal Funding Account Balance as of prior Distribution Date less                      $             0.00
           investment proceeds

  58.      a.  Daily deposits to the Principal Funding Account during the
                 relevant Due Period                                                                 $             0.00
           b.   Principal Funding Account investment proceeds                                        $             0.00

  59.      Withdrawal of Investment Proceeds from the Principal Funding
           Account during the relevant Due Period                                                    $             0.00

  60.      Principal Funding Account Balance as of the last day of the
           relevant Due Period less investment proceeds                                              $             0.00

  Spread Account

  61.      Adjusted Portfolio Yield                                                                               9.38%

  62.      Average Excess Spread Percentage for three consecutive Due Periods                                     5.79%

  63.      Available Spread Account Amount
                            a.  Spread Account Balance at the beginning of the Due Period                 16,500,000.00
                            b.  Spread Account withdrawals                                                         0.00
                            c.  Spread Account Investment Proceeds                                            15,493.51
                            d.  Amount on Deposit in the Spread Account at end of relevant
                                 Due Period less Spread Acct Investment Proceeds                          16,500,000.00
                            e.  Required Spread Account Amount                                            16,500,000.00
                            f.   Available Spread Account Amount (lesser of d and e)                      16,500,000.00

  64.      Spread Account deficiency, deposit to Spread Account                                                    0.00
                            a.  Spread Account Deposit attributable to Available Funds                             0.00
                            b.  Spread Account Deposit attributable to Shared Principal Collect.                   0.00

  65.      Spread Account Surplus deemed to have occurred
           during the Collection Period.                                                                           0.00

  66.      Policy Draw Amount                                                                                      0.00

           Certificate LIBOR Determination

  67.      Certificate LIBOR Determination date for the Collection Period (5/29/03-6/15/03)                     5/27/03
           Certificate LIBOR Determination date for the Collection Period (6/16/03-7/14/03)                     6/12/03

  68.      Certificate LIBOR rate for the Collection Period (5/29/03-6/15/03)                                   1.32000%
           Certificate LIBOR rate for the Collection Period (6/16/03-7/14/03)                                   1.18000%

  69. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.

           IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of July, 2003.

                                       FIRST NORTH AMERICAN NATIONAL BANK,
                                       as Servicer


                                        By: /s/ Philip J. Dunn
                                                Name:  Philip J. Dunn
                                                Title:    Vice President